Equinox MutualHedge Futures Strategy Fund

Class A Shares	MHFAX
Class C Shares	MHFCX
Class I Shares	MHFIX

(a series of Northern Lights Fund Trust)

Supplement dated July 17, 2018
to the Prospectus dated January 29, 2018

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Effective immediately, the following replaces the section entitled “Exchanging Shares“ on page 22 of the Fund’s Prospectus:

EXCHANGING SHARES

Fund shareholders can move an investment from the Fund to a comparable class of another fund advised by the Fund’s adviser. These other funds are limited to Equinox Aspect Core Diversified Strategy Fund, Equinox Ampersand Strategy Fund and Equinox Chesapeake Strategy Fund. These other funds are not series of the Fund’s Trust and are offered by their own prospectuses.

There are three things to remember when making an exchange:

•	both accounts must have the same registration;
•	shareholders will need to observe any eligibility requirements, including minimum investment and minimum account balance requirements for the fund accounts involved; and
•	because an exchange is treated as a sale (redemption) of the exchanged shares for federal income tax purposes, consider any tax consequences before placing your order.

Currently, the Fund is subject to a 1% redemption fee on proceeds redeemed within 30 days following their acquisition and each other fund is subject to a $15 wire redemption fee charged by such other funds’ transfer agent for each wire redemption.

The exchange privilege can be withdrawn from any investor that the Fund believes is trying to “time the market” or is otherwise making exchanges that the Fund or its adviser judge to be excessive. Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders. Contact your investment provider to see if it allows you to take advantage of the fund exchange program and for its policies to effect an exchange.

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You should read this Supplement in conjunction with the Prospectus dated January 29, 2018. These documents provide information that you should know about the Funds before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-888-643-3431.

Please retain this Supplement for future reference.